UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: March 2, 2011

SWEET SPOT GAMES, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-157281	26-2909561
(State or Other	(Commission File	(IRS Employer
Jurisdiction of	Number)	Identification No.)
Incorporation)
2840 HIGHWAY 95 ALT. S, Suite 7,
Silver Springs, Nevada

89429
(Zip Code)

Registrant's telephone number, including area code

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

Item 5.01	Changes in Control of Registrant

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers

On March 1, 2011 Sweet Spot Games, Inc. (“Sweet Spot”) executed a “Plan of Exchange” and acquired all of the issued and outstanding shares of Greenfield Farms Grassfed Beef, Inc., a North Carolina corporation. The majority shareholders of Sweet Spot agreed to transfer control by transferring 22,582,500 shares in exchange for 100% of the outstanding shares of Greenfield, effectively conveying 75% of the voting control of the Company. The majority shareholders did not receive consideration other than the exchange of shares. The shares will be issued to Greenfield shareholders of record as of the date of the agreement. It is intended that Greenfield will become a wholly owned subsidiary of Sweet Spot Games, Inc.

Sweet Spot is a Nevada corporation that has authorized 75,000,000 shares of common stock, par value $0.001, of which approximately 30,110,000 shares on a fully diluted basis will be currently outstanding at the time of closing. Sweet Spot trades on the OTCBB under the symbol “SWTP.”

Greenfield is a marketer of certain beef products, specifically grassfed beef. It currently has established arrangements to provide its grassfed beef to a variety of grocery chains, retailers and others, primarily in the region of Charlotte, NC. It presently stocks approximately 51 Lowes Food Stores and other grocery chains and retailers. Greenfield has been approached by several additional grocery chains, restaurant suppliers and wholesalers and wishes to obtain capital to expand its business operations. The books and records of Greenfield from inception have been made available to Sweet Spot for inspection upon request when available.

Sweet Spot Games, Inc. (herein “Sweet Spot” or “SWTP”), was established as a development stage Nevada corporation developing online, multiplayer gaming applications. Sweet Spot has a website at: http://www.sweetspotgames.com. Sweet Spot is a publicly traded company, quoted on the OTCBB and pink sheets under the symbol “SWTP.” Sweet Spot is obligated to file reports under the Securities Exchange Act of 1934, as amended and has caused all such reports to be filed.  Its shares are DTC eligible.

As a result of this transaction, we underwent a change in control, whereby the Greenfield Shareholders now have control. The Exchange is intended to constitute a tax-free reorganization pursuant to the provisions of Section 351of the Internal Revenue Code of 1986. We also filed with this Form 8-K audited financial statements of Greenfield as of December 31, 2010 and the accompanying accountant's reports.

Prior to the Closing, we were a shell company, other than a business combination related shell company, as that term is defined in Rule 12b-2 under the Exchange Act. We believe that the operations of Greenfield will be sufficient to remove the “shell company” status when the results of the next quarter are obtained. As of the Closing Date, the business of Greenfield constitutes our only ongoing business.

Since its inception in 2008, the primary business mandate for the company was to develop online multi-player skill based games. The company did in fact invest a substantial amount of time and effort in employing a group of developers to developing two gaming titles, “Jockey,” an online horse racing simulator, and “Combat,” a multi-player game that allows users to compete amongst each other in a medieval gaming environment for points. Each of the title were launched online, although they’re level of retention within the market place was not satisfactory. The company essentially attempted several marketing techniques to try and market each of the products online, and through conventional means of advertising and promotion, although none of its efforts proved successful.

Aside from marketing the games, the company also attempted to market its development services to third companies. The founder of the company, Gregory Galanis, approached many companies throughout Canada and the United States that would be in the market to provide the company with the opportunity to develop a game for them, although those efforts did not materialize into any revenues. The company has essentially determined that there are a significant number of companies that provide such services, and that the level of marketing dollars required to gain a foothold in the online gaming business far exceeded the company’s ability to be a going concern and generate any level of substantial revenues.

In February 2010 management decided to abandon the game development space and began to look for other opportunities for the Company.

DESCRIPTION OF BUSINESS

Overview

Greenfield Farms Grassfed Beef, Inc. (“Greenfield”) was incorporated on December 30, 2010 as a North Carolina corporation. Prior to incorporation, the founder had obtained approval from the USDA-FSIS to use the “grassfed beef” designation in

September 2010 and began marketing under the grassfed designation in December 2010. Prior to that time Greenfield was engaged in more traditional beef sales, raising an occasional steer for sale at farmer’s markets and similar venues.

Greenfield is a consumer and wholesale driven producer of grassfed beef that strives to allow farming families to retain “every possible bit of independence in operating their respective land.” Additionally the company’s ultimate goal is to bring grassfed beef to major retail grocery chains. The company uses stable pricing mechanisms based on production costs, a return on investment and a reasonable profit to maximize the benefits to the company, its producers and wholesale grocery and food service customers. The company’s management keeps a constant eye on multiple markets, production and pricing mechanisms to keep Greenfield in a competitive position. The company intends to create a tenable and long lived marketing system for a select group of producers of grassfed beef. It must be a system that rewards quality, good husbandry and the far sighted approach to resource management.

The company currently has product in 55 retail locations, 51 with Lowes Foods Stores throughout North and South Carolina, 3 retail locations with the Healthy Home Markets in Charlotte, NC and 1 custom butcher, The Peach Stand located in Ft. Mill, SC. Greenfield will launch its first products in March 2011 in Harris Teeter, a Charlotte, NC based retail grocery with over 200 locations in the southeast and Virginia. The company has scheduled appointments for product presentation with Bi-Lo, a Mauldin SC based grocery chain with 207 stores. The company has targeted Publix a FL based retail grocery chain with 1023 locations  The company feels confident that it has an opportunity to capture a significant market share in the area of pre-pressed frozen hamburger patties. Currently there are suppliers of “all natural” pre-pressed patties but no grassfed burgers. Based on current and potential store counts and the average turn of pre-pressed frozen hamburger patties and actual scan data, the company would anticipate sales in excess of 50,000 units annually within a 4 state geographical area. Additionally the company believes that the value of a frozen product brings expanded geographical reach because of the extended life of the product versus fresh beef and therefore increases the number of retail grocery locations to an additional 750 locations along the east coast and east of the Mississippi River.

Greenfield Farms Grassfed Beef and its collective group of producers represent over 2500 acres in pasture under management and approximately 2000 head of cattle. The company’s projected revenue over the next three years is approximately $11.6 million in fresh beef sales with a market opportunity of $3.5 million in frozen product that are not reflected in the company’s forecast.

Plan of Operations

Overview

Greenfield Farms Grassfed Beef, Inc. (Greenfield) is a consumer and wholesale driven producer of grassfed beef that strives to allow farming families to retain “every possible bit of independence in operating their respective land.” Additionally the company’s ultimate goal is to bring grassfed beef to major retail grocery chains. The company uses stable pricing mechanisms based on production costs, a return on investment and a reasonable profit to maximize the benefits to the company, its producers and wholesale grocery and food service customers. The company’s management keeps a constant eye on multiple markets, production and pricing mechanisms to keep Greenfield in a competitive position. The company intends to create a tenable and long lived marketing system for a select group of producers of grassfed beef. It must be a system that rewards quality, good husbandry and the far sighted approach to resource management.

The company has product in 54 retail locations, 51 with Lowes Foods Stores throughout North and South Carolina, 3 retail locations with the Healthy Home Markets in Charlotte, NC and 1 custom butcher, The Peach Stand located in Ft. Mill, SC. Greenfield will launch it first products in March 2011 in Harris Teeter, a Charlotte, NC based retail grocery with over 200 locations in the southeast and Virginia. The company has targeted Bi-Lo in Mauldin SC and Publix Grocery in FL as potential accounts along with other smaller chains and custom butcher and specialty retailers.

Greenfield Farms Grassfed Beef and its collective group of producers represent over 2500 acres in pasture under management and approximately 2000 head of cattle. The company’s projected revenue over the next three years is approximately $11.6 million in fresh beef sales with a market opportunity of $3.5 million in frozen product that are not reflected in the company’s forecast.

Market for Greenfield Farms Products

Greenfield Farms target end user consumer is health conscious and willing to pay a premium for high-quality, lean, “grassfed” beef products. Greenfield Farms retail and food service business partners are companies that focus on these consumers. The beef industry as a whole does not track or segment out as a separate market grassfed beef. As such there are multiple and differing opinions of the current and future growth of the grassfed beef industry. The American Grassfed Beef Association estimates the market share at 3% of the current $78 billion industry or approximately $234 million annually. The association estimates a projected growth to 10% of the next 10 years as consumers become more educated and the industries producers can grow beyond single small family farms.

Allen Williams, president of Livestock Management Consultants, LLC has this to say about the grassfed beef industry “Grass-fed beef production really has gone from a miniscule industry in the ‘90s to a thriving billion dollar industry now.” His agency’s research indicated a market of approximately $2 million in 1998 and a current market in 2009 of over $380 million. In the Agri Review, a Wisconsin Agricultural publication Mr. Williams is quoted in an article entitled “Grassfed Force Thrives through Winter”, “I strongly suspect that the industry will top $2 billion this year,” he says. “A big draw is that people not eating beef have begun eating grass-fed beef. I’m not arguing about the reason, we’ll gladly accept the business. It’s not taking away market share from grain-fed; it’s adding market share to the entire beef industry. That’s very good for us all.”

The management of Greenfield also sees exceptional opportunities in other grassfed beef products beyond traditional cuts of beef. Grassfed hotdogs, beef sausage, and pre –packaged seasoned ready to grill products such as bratwurst, briskets, short ribs and other specialty cuts.

The company feels confident that it has an opportunity to capture a significant market share in the area of pre-pressed frozen hamburger patties. Currently there are suppliers of “all natural” pre-pressed patties but no grassfed burgers. Based on current and potential store counts and the average turn of pre-pressed frozen hamburger patties and actual scan data, the company would anticipate sales in excess of 50,000 units annually within a 4 state geographical area. Additionally the company believes that the value of a frozen product brings expanded geographical reach because of the extended life of the product versus fresh beef and therefore increases the number of retail grocery locations to an additional 750 locations along the east coast and east of the Mississippi River.

Grassfed Beef and the Environment

Cows burp and expel a lot of gas in many different ways. There are as many differing views on the effects of grassfed beef on the environment as there are different breeds of cattle. Conventional beef producers, feedlots, contend that their economies of scale and abilities to produce an animal ready for slaughter in as little as 14 months versus 18-22 months reduce the number of cattle producing methane. On the other side of the equation are proponents such as Greenfield and other grassfed beef producers. Although our animals may live longer and produce more methane gas than traditional feedlot cattle before slaughter their waste is recycled through a natural process of being raised on pasture.

Benefits of Grassfed Beef

In standard beef operations, steers are fattened on a feed lot, where they are confined and trough-fed a rich diet of grains. They are given hormones to make them grow faster and antibiotics to counter any illnesses caused by the rich diet. Most reach the average slaughter weight of 1,200 pounds in 14 to 16 months. Grass-fed animals are allowed to roam free in pastures. They are not fattened on grains in feed lots, or given growth hormones or antibiotics to speed the process.

In addition to having significantly less fat and cholesterol than regular beef, grass-fed beef has up to twice the amount of omega-3 fatty acids as regular beef, and a more healthful balance between omega-3 and omega-6 fatty acids, according to a review of research by the Grass-Fed Beef project at California State University’s Chico Department of Agriculture and the University of California Cooperative Extension. Omega-3 fatty acids are thought to help lower blood cholesterol levels and blood pressure, and a type of omega-3 present in grass-fed beef may help reduce the risk of cardiovascular disease, dementia and depression. The proper balance between omega-3 and omega-6 fatty acids may help reduce inflammatory disorders, according to the California project. Grass-fed beef also has been found to have up to 10 times more vitamin A than regular beef, and up to three times as much vitamin E, according to a study cited by the California project.

Researchers also indicates grass-fed beef has up to five times the CLA — conjugated linoleic acid — of regular beef. The substance is thought to help prevent cancer and regulate metabolism. Also, according to the California project, most studies base nutrient comparisons on the amount of nutrients found in lipids, or fat. Grass-fed beef may have more of certain nutrients per gram of fat, but overall the beef has much less fat than regular beef. An additional joint study by the USDA and Clemson University achieved similar results and therefore allows grassfed beef producers to legitimately cite the health benefits or our products versus grain fed beef.

Advertising Strategies

Greenfield Farms participates with its wholesale accounts on advertising policies and strategies that target prospective consumers of the company’s products. Grocery store chains use information gathered by customer identification (VIC for Harris Teeter and MVP for Food Lion for example) and target those customers who are more likely to be interested in healthier foods based on previous purchases such as organic fruits and vegetables, whole grain purchases etc. Additionally the company provides point of purchase materials and other consumer educational materials to drive sales through the system. Additional advertising and marketing strategies include in-store demonstrations, speaking engagements and hosting chefs or reporters on producer farms.

Strategies for Grassfed Beef products

Greenfield Farms (Greenfield) will differentiate its products, practices and story focusing on consumer demands. The company has identified a niche market and how to fill this market on a larger scale other than single producer direct to the consumer and traditional single source producer direct to grocery accounts. The current model utilized by several retail grocers for securing grassfed beef is to purchase from a single small producer. This practice results in substantially higher prices, lack of product availability and a risk management issue associated with supply and the loss of a supplier in the event of a major health issue for the animals such as Blackleg. Additional risk issues are the lack of adequate pasture and feed reserves in the event of an unusually hot summer or cold winter. Greenfield eliminates these issues by having lower overhead as a collective group of producers, larger and more diverse markets for selling our products and one isolated health or climate issue crisis does not wipeout a suppliers entire inventory. Greenfield sources animals between 1100 and 1300 pounds who have been raised on the Greenfield Protocol for Grassfed Beef. The Greenfield protocol mirrors the USDA and as such Greenfield Grassfed Beef has been approved by the USDA - FSIS (Food Safety and Inspection Service) for grassfed product labeling.

Greenfield currently utilizes two USDA processors within 150 miles of all of its current producers. Both processors are USDA and Steritech Best Food Safety Handling Practices Certified. Both processors have established USDA approved HAACP (Hazard Analysis and Critical Control Point) plans. Greenfield has established its own safety protocol that involves multiple testing points for infectious bacteria and the presence of e-coli contamination. The company utilizes double versus single blind test with robust sampling both prior to and after certain meat processing procedures too ensure the safest product possible.

“Consumers demand change. If you want to satisfy consumer demand, you have to stay ahead of the curve. Where grocery, food service and the institutional trade are heading today is sustainability and social justice. Consumers want to know that the people raising the products are making a decent living. They also want to know if the carbon footprint caused by the food they’re eating makes environmental sense” (Mary Foreman former Country Natural Beef Executive, quoted in Beef Magazine.)

Greenfield Farms current model about differentiation focuses on environmental sustainability and social justice while maximizing larger scale production and distribution capabilities to bring a high demand product to the more consumers at a competitive price. Greenfield Farms and its producer’s grassfed beef falls perfectly in line with this Value Based Food Chain philosophy. As such our ability to produce large quantities of high value added product significantly increases our market penetration capability beyond that of the average grassfed beef producer. Greenfield Farms and its collective group of producers represent over 2500 acres in pasture under management and approximately 2000 head of cattle.

Creating and marketing differentiated, higher value food products.

Value chains are predicated on producing and marketing significant volumes of differentiated, higher value products

1) Quality of Greenfield Farms cattle and meat.

Cattle are raised on Greenfield Farms producer farms. Cattle are raised without growth hormones, antibiotics or animal byproducts. Cattle have access to grass pastures at all times and a supplemental feeding protocol excluding the use of “corn” products in the husks and or shell which results in a leaner and healthier beef product. Cattle are never force feed as in the traditional feedlot.

2) Quality of Greenfield Farms farming operations. Emphasis is placed on family-owned farms as well as land and animal stewardship.

3) Quality of the Greenfield Farms producer base.

Greenfield Farms producers are experienced farmers in both the raising of cattle and row crops and to that end have extensive knowledge in land management and grazing practices. All producers use a rotational grazing practice that is suitable for their land taking into consideration acreage, land quality, grass and other food supplement availability and water resources.

Successful value chain partners have similar values, different competencies and complementary business models. The business models and goals of all Greenfield Farms partners complement the company’s goal of producing and marketing high-quality, grassfed beef products to health-conscious consumers who are willing to pay a premium for such products.

There is a high degree of fit between Greenfield Farms business model and multiple food chains including but not limited to Whole Foods, Fresh Market, Earth Fare, Harris Teeter, Publix, Lowes Foods and other independent small groceries.

Greenfield Farms consistently seeks to gain efficiencies at all levels of the supply chain through improved cattle genetics and grazing management at the farm level, precise marketing strategies, transportation cost and potential co-op’s for supplemental feed products that will reduce the cost for all producers.

Government Regulation

The slaughter of all live animals for resale is governed and regulated by the USDA. All products must be slaughtered and processed in USDA inspected facilities if the product is to be resold and transported across state lines for resale. Both processors utilized by Greenfield are USDA inspected facilities.

Product packaging is regulated by a division of the Food Safety and Inspection Service (FSIS), a division of the USDA. Greenfield has been approved by the FSIS and as such all of our products can be labeled “a Grassfed Beef product, No Antibiotics, No Hormones, 100% USA Beef.

Competition

From a supply side White Oak Pastures (WOP) in Georgia is the largest competitor in the immediate market. WOP is a 5th generation farm of over 1000 acres and produces grassfed beef for Whole Foods, Bloom Grocery and select Publix grocery stores. WOP has the only on farm processing facility east of the Mississippi and is only one of two such farms in the country, the other located in California. Greenfield believes that WOP current processing capabilities have been maximized and as such would have to look for outside processing to expand and take on additional accounts.

Grassfed beef consumers are highly educated and as such are not typical consumers of commercial grain fed beef products or organic products that have been fed a diet of corn or corn by products. Our competition really lies in the uneducated consumer and as such our marketing approach is to educate the consumer as to the advantages of grassfed beef.

RISK FACTORS

In addition to the other information set forth in this report, you should carefully consider the following factors, which could materially affect our business, financial condition or future results. The risks described below are not the only risks facing us. Additional risks and uncertainties not currently known to us or that we currently deems to be immaterial also may materially adversely affect our business, financial condition or results of operations.

WE ARE AN EARLY STAGE COMPANY WITH NO OPERATING HISTORY FOR YOU TO EVALUATE AND WE HAVE NOT PROVEN OUR ABILITY TO GENERATE PROFITS.

We are a developmental stage company. We have no meaningful operating history so it will be difficult for you to evaluate an investment in our securities. From our inception to date, we have had negligible revenues and incurred a net loss of $124,517 for the period ended 12-31-2010.

An investor should also consider the uncertainties and difficulties frequently encountered by companies, such as ours, in their early stages of development.

Our revenue and income potential is unproven and our business model is still emerging. If our business model does not prove to be profitable, investors may lose all of their investment.

WE ANTICIPATE LOSSES FOR THE FORESEEABLE FUTURE AND OUR AUDITOR NOTE THAT THERE IS SUBSTANTIAL DOUBT AS TO WHETHER WE CAN CONTINUE AS GOING CONCERN.

Our auditors have noted that our ability to become a going concern is dependent on our continued ability to obtain additional financing. We have not achieved profitability and expect to continue to incur net losses since inception. We expect to generate revenues through the sales of grassfed beef, but there is no assurance that we will be able to do so profitably. We expect to incur significant operating expenses and, as a result, will need to generate significant revenues to achieve profitability, which may not occur. Even if we do achieve profitability, we may be unable to sustain or increase profitability on an ongoing basis.

WE MAY HAVE INSUFFICIENT LIQUIDITY TO CONTINUE.

The Company will not receive any proceeds from the sale of common stock. We are devoting substantially all of our present efforts to establishing a new business, developing and launching an online, multiplayer game and will need additional capital to continue implementing our business plan. We have generated minimal revenue. We will have to seek other sources of financing or we will be forced to curtail or terminate our business plans. There is no assurance that additional sources of financing will be available at all or at a reasonable cost.

We anticipate expenses of approximately $10,000 per month for the next 12 months. This includes the costs of acquiring cattle, processing, packaging and deliver. As of March 1, 2011, the Company has cash on hand of approximately $75,000.

OUR CURRENT SHAREHOLDERS CONTROL OUR BUSINESS AFFAIRS IN WHICH CASE YOU WILL HAVE LITTLE OR NO PARTICIPATION IN OUR BUSINESS.

Our principal stockholders own a majority of our common stock. As a result, they will have control over all matters requiring approval by our stockholders without the approval of minority stockholders. In addition, they will also be able to elect all of the members of our Board of Directors, which will allow they to control our affairs and management. They will also be able to affect most corporate matters requiring stockholder approval by written consent, without the need for a duly noticed and duly-held meeting of stockholders. As a result, they will have significant influence and control over all matters requiring approval by our stockholders. Accordingly, you will be limited in your ability to affect change in how we conduct our business.

WE MAY INCUR SIGNIFICANT COSTS TO ENSURE COMPLIANCE WITH CORPORATE GOVERNANCE AND ACCOUNTING REQUIREMENTS.

We expect to incur significant costs associated with our public company reporting requirements, costs associated with applicable corporate governance requirements, including requirements under the Sarbanes-Oxley Act of 2002 and other rules implemented by the SEC. We expect all of these applicable rules and regulations to increase our legal and financial compliance costs and to make some activities more time-consuming and costly. While we have no experience as a public company, we estimate that these additional costs will total approximately $60,000 per year. We also expect that these applicable rules and regulations may make it more difficult and more expensive for us to obtain director and officer liability insurance and we may be required to accept reduced policy limits and coverage or incur substantially higher costs to obtain the same or similar coverage. As a result, it may be more difficult for us to attract and retain qualified individuals to serve on our board of directors or as executive officers. We are currently evaluating and monitoring developments with respect to these newly applicable rules, and we cannot predict or estimate the amount of additional costs we may incur or the timing of such costs.

RISKS RELATING TO OUR SECURITIES

WE HAVE NEVER PAID DIVIDENDS ON OUR COMMON STOCK AND YOU MAY NEVER RECEIVE DIVIDENDS.

We have never paid dividends on our common stock. We intend to retain earnings, if any, to finance the development and expansion of our business. Future dividend policy will be at the discretion of the Board of Directors and will be contingent upon future earnings, if any, our financial condition, capital requirements, general business conditions and other factors. Future dividends may also be affected by covenants contained in loan or other financing documents, which may be executed by us in the future. Therefore, there can be no assurance that cash dividends of any kind will ever be paid.

BECAUSE OUR SHARES ARE DEEMED HIGH RISK “PENNY STOCKS,” YOU MAY HAVE DIFFICULTY SELLING THEM IN THE SECONDARY TRADING MARKET.

The Commission has adopted regulations which generally define a "penny stock" to be any equity security that has a market price (as therein defined) less than $5.00 per share or with an exercise price of less than $5.00 per share, subject to certain exceptions. Additionally, if the equity security is not registered or authorized on a national securities exchange, the equity security also constitutes a "penny stock." As our common stock falls within the definition of penny stock, these regulations require the delivery, prior to any transaction involving our common stock, of a risk disclosure schedule explaining the penny stockmarket and the risks associated with it. These regulations generally require broker-dealers who sell penny stocks to persons other than established customers and accredited investors to deliver a disclosure schedule explaining the penny stock market and the risks associated with that market. Disclosure is also required to be made about compensation payable to both the broker-dealer and the registered representative and current quotations for the securities. These regulations also impose various sales practice requirements on broker-dealers. In addition, monthly statements are required to be sent disclosing recent price information for the penny stocks. The ability of broker/dealers to sell our common stock and the ability of shareholders to sell our common stock in the secondary market is limited. As a result, the market liquidity for our common stock is severely and adversely affected. We can provide no assurance that trading in our common stock will not be subject to these or other regulations in the future, which would negatively affect the market for our common stock.

IF A MARKET DEVELOPS FOR OUR SECURITIES THE COULD BE VOLATILE AND MAY NOT APPRECIATE IN VALUE.

If a market should develop for our securities, of which we have no assurance, the market price is likely to fluctuate significantly. Fluctuations could be rapid and severe and may provide investors little opportunity to react. Factors such as changes in results from our operations, and a variety of other factors, many of which are beyond the control of the Company, could cause the of our common stock to fluctuate substantially. Also, stock markets in penny stock shares tend to have extreme price and volume volatility. The market prices of shares of many smaller public companies securities are subject to volatility for reasons that frequently unrelated to the actual operating performance, earnings or other recognized measurements of value. This volatility may cause declines including very sudden and sharp declines in the market price of our common stock. We cannot assure investors that the stock price will appreciate in value, that a market will be available to resell your securities or that the shares will retain any value at all.

MANAGEMENT’S DISCUSSION AND ANALYSIS OR PLAN OF OPERATION

CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS

Forward Looking Statements

We make certain forward-looking statements in this report. Statements that are not historical facts included in this Form 10-K are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties that could cause actual results to differ from projected results. Such statements address activities, events or developments that the Company expects, believes, projects, intends or anticipates will or may occur, including such matters as future capital, debt restructuring, pending legal proceedings, business strategies, expansion and growth of the Company's operations, and cash flow. Factors that could cause actual results to differ materially ("Cautionary Disclosures") are described throughout this Form 10-K. Cautionary Disclosures include, among others: general economic conditions, the strength and financial resources of the Company's competitors, environmental and governmental regulation, labor relations, availability and cost of employees, material and equipment, regulatory developments and compliance, fluctuations in currency exchange rates and legal proceedings. Statements concerning our future operations, prospects, strategies, financial condition, future economic performance (including growth and earnings), demand for our services, and other statements of our plans, beliefs, or expectations, including the statements contained under the captions "Risk Factors," "Management's Discussion and Analysis or Plan of Operation," "Description of Business," as well as captions elsewhere in this document, are forward-looking statements. In some cases these statements are identifiable through the use of words such as "anticipate," "believe," "estimate," "expect," "intend," "plan," "project," "target," "can," "could," "may," "should," "will," "would," and similar expressions. We intend such forward-looking statements to be covered by the safe harbor provisions contained in Section 27A of the Securities Act of 1933, as amended (the "Securities Act") and in Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). All written and oral forward-looking statements attributable to the Company are expressly qualified in their entirety by the Cautionary Disclosures. The Company disclaims any obligation to update or revise any forward-looking statement to reflect events or circumstances occurring hereafter or to reflect the occurrence of anticipated or unanticipated events.

The nature of our business makes predicting the future trends of our revenues, expenses, and net income difficult. Thus, our ability to predict results or the actual effect of our future plans or strategies is inherently uncertain. The risks and uncertainties involved in our business could affect the matters referred to in any forward-looking statements and it is possible that our actual results may differ materially from the anticipated results indicated in these forward-looking statements. Important factors that could cause actual results to differ from those in the forward-looking statements include, without limitation, the factors discussed in the section entitled "Risk Factors" and the following:

-	The effect of political, economic, and market conditions and Geopolitical events;

-	Legislative and regulatory changes that affect our business;

-	The availability of funds and working capital;

-	The actions and initiatives of current and potential competitors;

-	Investor sentiment; and

-	Our reputation.

We do not undertake any responsibility to publicly release any revisions to these forward-looking statements to take into account events or circumstances that occur after the date of this report. Additionally, we do not undertake any responsibility to update you on the occurrence of any unanticipated events which may cause actual results to differ from those expressed or implied by any forward-looking statements.

The following discussion and analysis should be read in conjunction with our consolidated financial statements and the related notes thereto as filed with the SEC and other financial information contained elsewhere in this Form 10-K.

Overview

Greenfield Farms Grassfed Beef, Inc. represents a collective group of local family farms in North Carolina that take pride in raising superior Black Angus beef. The company’s cattle are treated with respect and dignity and roam freely in lush green pastures their entire lives. The cattle is never administered growth hormones and their food sources are never treated with antibiotics.

The company has USDA-FSIS approval to market and label its product as “Grassfed Beef”. The company distributes their product in over 51 Lowes Foods Stores and other retailers and is looking to expand their distribution channels in additional chains.

We do not undertake  any  responsibility  to  publicly release any revisions to these forward-looking statements to take into account events or circumstances that occur after the date of this report. Additionally, we do not undertake any responsibility to update you on the occurrence of any unanticipated events which may cause actual results to differ from those expressed or implied by any forward-looking statements.

The following discussion and analysis should  be read in conjunction with our consolidated financial statements and the related notes thereto as filed with the SEC and other financial information contained elsewhere in this Form 10-K.

Overview

Greenfield Farms Grassfed Beef, Inc. represents a collective group of local family farms in North Carolina that take pride in raising superior Black Angus beef. The company’s cattle are treated with respect and dignity and roam freely in lush green pastures their entire lives. The cattle is never administered growth hormones and their food sources are never treated with antibiotics.

The company has USDA-FSIS approval to market and label its product as “Grassfed Beef”. The company distributes their product in over 51 Lowes Foods Stores and other retailers and is looking to expand their distribution channels in additional chains.

LIQUIDITY AND CAPITAL RESOURCES

Greenfield Farms Grassfed Beef, inc. was incorporated on December 30, 2010 as North Carolina corporation and had no activity through the period ending December 31, 2010. The company incrurred an expense of $400 in connection with the company being established and therefore had a loss of $400 for the period ending December 31, 2010.

Sweet Spot Games, Inc. had gross revenues of $266 and operating expenses of $124,383 and incurred a loss of $124,117. On a combined basis, together with its subsidiary, incurred a loss of operations of $124,517.

The remainder of this discussion pertains to Sweet Spot Games, Inc. as show on its form 10K and 10Q for the period ending June 30, 2010 and the six month period ending December 31, 2010.

Results of Operations For the Six Month Period Ending December 31, 2010

LIQUIDITY AND CAPITAL RESOURCES

GENERAL. Overall, we had a net loss of $124,117 for the six months ended December 31, 2010. During the six months ended December 31, 2010, we had net cash used in operating activities of $124,039, net cash used in investing activities of $(2,827), and net cash provided by financing activities of $300,000. At the end of the three-month period, our cash balance was $283,476.

CASH FLOWS FROM OPERATING ACTIVITIES. Net  cash  used  in operating activities of  $(124,117) for the six months ended December 31, 2010 was primarily attributable to the net loss from operations. The adjustments to reconcile the net loss to net cash included depreciation and amortization expense of $778 , loss on software development of $(0), loss on foreign exchange of $(0), accounts payable of $(700) and accrued expenses of $(0).

CASH FLOWS FROM INVESTING ACTIVITIES.  Net  cash  used  in investing activities of $(2,827) for the six months ended December 31, 2010 was used to purchase equipment.

CASH FLOWS FROM FINANCING ACTIVITIES. Net cash of $300,000 provided by financing activities in the six months ended December 31, 2010 was due to additional paid in capital of $299,250 with related to an issuance of common stock of $750 par value.

FINANCING. We ended December 31, 2010 with $283,476 of cash and cash equivalents on our balance sheet. The cash at the beginning of the period was $110,342, and the net increase in cash was $173,134.

INTERNAL SOURCES OF LIQUIDITY. There is no assurance that funds from our  operations,  if and when they commence, will meet  the requirements of our daily operations  in  the future. In the event that funds from  our operations are insufficient to meet our  operating requirements,  we  will need to seek other sources of financing to maintain liquidity.

EXTERNAL  SOURCES  OF  LIQUIDITY.  We intend to pursue all potential financing options in 2011 as we look to secure additional funds  to  both stabilize and grow our business operations and begin extraction. Our management will  review  any financing options at their disposal  and  will  judge each potential source  of  funds on its individual merits. We cannot assure you that we will be able to secure additional funds from debt or equity financing, as and when we need to or if we can, that the terms of such financing will  be favorable to us or our existing shareholders.

INFLATION. Our management believes that inflation has not had a material effect on our results of operations, and does not expect that it will in fiscal year 2010.

OFF-BALANCE SHEET ARRANGEMENTS. We do not have any off-balance sheet arrangements.

RESULTS OF OPERATIONS.

Comparison of the three months ended December 31, 2010, to the three months ended December 31, 2009:

Operating Expense

The Company recorded an operating loss of $(71,232) for the three months ended December 31, 2010 compared to an operating loss of $(31,544) for the three months ended December 31, 2009. Legal and professional fees were $(24,800) for the three months ended December 31, 2010, as compared to $(1,500) in the same period of 2009. Depreciation and amortization were $507 for the three months ended December 31, 2010. Expenses were added for the three months ended December 31, 2010 for advertising and promotion totaling $(2,111), for fees and dues totaling $5,305, and a management fee totaling $24,276. Also, the travel and meals expense increased from $6,647 in the three months ended December 31, 2009 to $11,577 for the same period of 2010. The website development expense decreased from $1,699 to $1,367 for those same respective periods.

Other Income (Expense)

Foreign exchange expense decreased to $(0) for the three months ended December 31, 2010, compared to a foreign exchange loss of $(2,340) in the same period of 2009.

Net Loss

The net loss for the three months ended December 31, 2010 was $(71,232) as compared to a net loss of $(31,544) for  the  three months ended December 30, 2009.

For the 12 Month Period Ending June 30, 2010

GENERAL. Overall, we had net losses of $858,688 through the year ended June 30, 2010. During the year ended June 30, 2010, we had net cash used in operating activities of $(110,931), net cash used in investing activities of $(12,000), and net cash provided by financing activities of $215,471. At the end of the period, our cash balance was $110,342.

CASH FLOWS FROM OPERATING ACTIVITIES. Net  cash  used  in operating activities of  $(110,931) for the year ended June 30, 2010 was primarily attributable to the net loss from operations. The adjustments to reconcile the  net loss to net cash included depreciation and amortization expense of $1,084, common stock issued for services performed of $20,000, loss on software development of $22,133, loss on foreign exchange of $2,894, accounts payable of $10,900 and accrued expenses of $(558).

CASH FLOWS FROM INVESTING ACTIVITIES.  Net  cash  used  in investing activities of $(12,000) for the year ended June 30, 2010 was entirely attributable to the $12,000 from cash spent on software development costs.

CASH FLOWS FROM FINANCING ACTIVITIES. Net cash of $215,471 provided by financing activities for the year ended June 30, 2010 was due to additional paid in capital of $236,106 with syndication fees of $(635).

FINANCING. We ended June 30, 2010 with $110,342 of cash and cash equivalents on our balance sheet. The cash at the beginning of the period was $17,802, and the net increase in cash was $92,540.

INTERNAL SOURCES OF LIQUIDITY. There is no assurance that funds from our  operations,  if and when they commence, will meet  the requirements of our daily operations  in  the future. In the event that funds from  our operations are insufficient to meet our  operating requirements,  we  will need to seek other sources of financing to maintain liquidity.

EXTERNAL  SOURCES  OF  LIQUIDITY.  We intend to pursue all potential financing options in 2010 as we look to secure additional funds  to  both stabilize and grow our business operations and begin extraction. Our management will  review  any financing options at their disposal  and  will  judge each potential source  of  funds on its individual merits. We cannot assure you that we will be able to secure additional funds from debt or equity financing, as and when we need to or if we can, that the terms of such financing will  be favorable to us or our existing shareholders.

INFLATION. Our management believes that inflation has not had a material effect on our results of operations, and does not expect that it will in fiscal year 2010.

OFF-BALANCE SHEET ARRANGEMENTS. We do not have any off-balance sheet arrangements.

RESULTS OF OPERATIONS.

Comparison of the twelve months ended June 30, 2010, to the twelve months ended June 30, 2009:

Operating Expense

The Company recorded an operating loss of $(165,284) for the year ended June 30, 2010 compared to an operating loss of $(81,303) for the year ended June 30, 2009. Legal and professional fees were $(38,575) for the twelve months ended June 30, 2010, as compared to $38,350 in the same period of 2009. Depreciation and amortization were $1,084 for the twelve months ended June 30, 2010. Expenses were added for the twelve months ended June 30, 2010 for advertising and promotion, totaling $1,872 for fees and dues, totaling $14,583, and a management fee, totaling $42,462. Also, the travel and meals expense increased from $27,555 in the twelve months ended June 30, 2009 to $34,580 for the same period of 2010. The website development expense decreased from $16,838 to $6,205 for those same respective periods.

Other Income (Expense)

Foreign exchange expense increased to $2,894 for the twelve months ended June 30, 2010, compared to no expenses for foreign exchange in the same period of 2009.

Net Loss

The net loss for the twelve months ended June 30, 2010 was $(165,284) as compared to a net loss of $(81, 303) for  the  twelve months ended June 30, 2009.

QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK.

Not Applicable.

Critical Accounting Policies

Our financial statements and related public financial information are based on the application of accounting principles generally accepted in the United States (“GAAP”). GAAP requires the use of estimates; assumptions, judgments and subjective interpretations of accounting principles that have an impact on the assets, liabilities, and revenue and expense amounts reported. These estimates can also affect supplemental information contained in our external disclosures including information regarding contingencies, risk and financial condition. We believe our use if estimates and underlying accounting assumptions adhere to GAAP and are consistently and conservatively applied. We base our estimates on historical experience and on various other assumptions that we believe to be reasonable under the circumstances. Actual results may differ materially from these estimates under different assumptions or conditions. We continue to monitor significant estimates made during the preparation of our financial statements.

Our significant accounting policies are summarized in Note 1 of our financial statements for the year ended June 30, 2010. While all these significant accounting policies impact our financial condition and results of operations, we view certain of these policies as critical. Policies determined to be critical are those policies that have the most significant impact on our financial statements and require management to use a greater degree of judgment and estimates. Actual results may differ from those estimates. Our management believes that given current facts and circumstances, it is unlikely that applying any other reasonable judgments or estimate methodologies would cause effect on our consolidated results of operations, financial position or liquidity for the periods presented in this report.

Financial Statements

Greenfield FARMS GRASSFED BEEF, INC.
(A DEVELOPMENT STAGE COMPANY)

FINANCIAL STATEMENTS
DECEMBER 31, 2010

Greenfield FARMS GRASSFED BEEF, INC.
(A DEVELOPMENT STAGE COMPANY)

TABLE OF CONTENTS

DECEMBER 31, 2010

Silberstein Ungar, PLLC CPAs and Business Advisors

Phone (248) 203-0080
Fax (248) 281-0940
30600 Telegraph Road, Suite 2175
Bingham Farms, MI 48025-4586
www.sucpas.com

Report of Independent Registered Public Accounting Firm

To the Board of Directors of
Greenfield Farms Grassfed Beef, Inc.
Oakboro, North Carolina

We have audited the accompanying balance sheet of Greenfield Farms Grassfed Beef, Inc. (the “Company”) as of December 31, 2010, and the related statements of operations, stockholder’s deficit, and cash flows for the period from December 30, 2010 (Date of Inception) through December 31, 2010. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Greenfield Farms Grassfed Beef, Inc. as of December 31, 2010 and the results of its operations and its cash flows for the period from December 30, 2010 (Date of Inception) through December 31, 2010 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has limited working capital, has received limited revenue from sales of products or services, and has incurred losses from operations. These factors raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans with regard to these matters are described in Note 2. The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Silberstein Ungar, PLLC

Bingham Farms, Michigan
February 28, 2011

Greenfield FARMS GRASSFED BEEF, INC.
(A DEVELOPMENT STAGE COMPANY)

BALANCE SHEET
AS OF DECEMBER 31, 2010

ASSETS	December 31, 2010
Current Assets
Stock subscription receivable	$3,000

Total Assets	$3,000

LIABILITIES AND STOCKHOLDER'S EQUITY

Current Liabilities
Accrued expenses	$400

Total Liabilities	400

Stockholder's Equity
Common stock, par value $0.001; 1,000,000 shares authorized, 1,000 shares issued and outstanding	1
Additional paid in capital	2,999
Deficit accumulated in the development stage	(400)
Total Stockholder's Equity	2,600

Total Liabilities and Stockholder's Equity	$3,000

See accompanying notes to financial statements.

Greenfield FARMS GRASSFED BEEF, INC.
(A DEVELOPMENT STAGE COMPANY)

STATEMENT OF OPERATIONS
FOR THE PERIOD FROM DECEMBER 30, 2010 (INCEPTION) TO DECEMBER 31, 2010

For the period from December 30, 2010 (Inception) to December 31, 2010

REVENUES	$0

OPERATING EXPENSES
General and administrative expenses	400

TOTAL OPERATING EXPENSES	(400)

NET LOSS FROM OPERATIONS	(400)

PROVISION FOR INCOME TAXES	0

NET LOSS	$(400)

NET LOSS PER SHARE: BASIC AND DILUTED	$(0.40)

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING: BASIC AND DILUTED	1,000

See accompanying notes to financial statements.

Greenfield FARMS GRASSFED BEEF, INC.
(A DEVELOPMENT STAGE COMPANY)

STATEMENT OF STOCKHOLDER’S EQUITY
FOR THE PERIOD FROM DECEMBER 30, 2010 (INCEPTION) TO DECEMBER 31, 2010

	Common stock		Additional paid-in	Deficit accumulated during the development
	Shares	Amount	Capital	stage	Total

Inception, December 30, 2010	-	$-	$-	$-	$-

Shares issued for cash at $3.00 per share	1,000	1	2,999	-	3,000

Net loss for the period ended December 31, 2010	-	-	-	(400)	(400)

Balance, December 31, 2010	1,000	$1	$2,999	$(400)	$2,600

See accompanying notes to financial statements.

Greenfield FARMS GRASSFED BEEF, INC.
(A DEVELOPMENT STAGE COMPANY)

STATEMENT OF CASH FLOWS
FOR THE PERIOD FROM DECEMBER 30, 2010 (INCEPTION) TO DECEMBER 31, 2010

For the period from December 30, 2010 (Inception) to December 31, 2010
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss for the period	$(400)
Adjustments to reconcile net loss to net cash (used in) operating activities:
Changes in assets and liabilities:
Increase in accrued expenses	400
CASH FLOWS USED IN OPERATING ACTIVITIES	0

NET INCREASE IN CASH	0
Cash, beginning of period	0
Cash, end of period	$0

SUPPLEMENTAL CASH FLOW INFORMATION:
Interest paid	$0
Income taxes paid	$0

SUPPLEMENTAL NON-CASH INVESTING AND FINANCING ACTIVITIES:

Shares issued for subscription receivable	$3,000

See accompanying notes to financial statements.

Greenfield FARMS GRASSFED BEEF, INC.
(A DEVELOPMENT STAGE COMPANY)

NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 2010

NOTE 1 – ORGANIZATION AND NATURE OF BUSINESS

Greenfield Farms Grassfed Beef, Inc. (the "Company") was incorporated under the laws of the State of North Carolina on December 30, 2010. We are a marketer of grassfed beef products to a variety of grocery chains, retailers, and others, primarily in the region of Charlotte, NC. The Company is in the development stage as defined under Statement on Financial Accounting Standards No. 7, Development Stage Enterprises (“SFAS No.7”) (ASC 915-10).

NOTE 2 – GOING CONCERN

The financial statements have been prepared on a going concern basis which assumes the Company will be able to realize its assets and discharge its liabilities in the normal course of business for the foreseeable future. The Company has not yet realized any revenues from operations and is in need of working capital in order to grow its operations. This raises substantial doubt about the Company’s ability to continue as a going concern. The ability to continue as a going concern is dependent upon the Company generating profitable operations in the future and/or to obtain the necessary financing to meet its obligations and repay its liabilities arising from normal business operations when they come due. Management intends to finance operating costs over the next twelve months with loans from directors and or private placements of common stock and by obtaining extended payment terms from certain vendors.

NOTE 3 – SUMMARY OF SIGNIFCANT ACCOUNTING POLICIES

Basis of Presentation
The financial statements of the Company have been prepared in accordance with generally accepted accounting principles in the United States of America and are presented in US dollars.

Use of Estimates and Assumptions
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make  estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translation
The Company's functional currency and reporting currency is the United States dollar.

Financial Instruments
The carrying value of the Company's financial instruments approximates their fair value because of the short maturity of these instruments.

Accounting Basis

The Company uses the accrual basis of accounting and accounting principles generally accepted in the United States of America (“GAAP” accounting). The Company has not yet adopted a December 31year end.

Greenfield FARMS GRASSFED BEEF, INC.
(A DEVELOPMENT STAGE COMPANY)

NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 2010

NOTE 3 – SUMMARY OF SIGNIFCANT ACCOUNTING POLICIES (CONTINUED)

Income Taxes

The Company has elected to be taxed as a Subchapter S corporation; its income and losses will be reported by its shareholder on his individual income tax return.

Basic Income (Loss) Per Share

Basic income (loss) per share is calculated by dividing the Company’s net loss applicable to common shareholders by the weighted average number of common shares during the period. Diluted earnings per share is calculated by dividing the Company’s net income available to common shareholders by the diluted weighted average number of shares outstanding during the year. The diluted weighted average number of shares outstanding is the basic weighted number of shares adjusted for any potentially dilutive debt or equity. There are no such common stock equivalents outstanding as of December 31, 2010.

Dividends

The Company has not adopted any policy regarding payment of dividends. No dividends have been paid during any of the periods shown.

Impairment of Long-Lived Assets

The Company continually monitors events and changes in circumstances that could indicate carrying amounts of long-lived assets may not be recoverable. When such events or changes in circumstances are present, the Company assesses the recoverability of long-lived assets by determining whether the carrying value of such assets will be recovered through undiscounted expected future cash flows. If the total of the future cash flows is less than the carrying amount of those assets, the Company recognizes an impairment loss based on the excess of the carrying amount over the fair value of the assets. Assets to be disposed of are reported at the lower of the carrying amount or the fair value less costs to sell.

Advertising Costs

The Company’s policy regarding advertising is to expense advertising when incurred. The Company incurred advertising expense of $0 during the year ended December 31, 2010.

Revenue Recognition

The Company recognizes revenue when products are fully delivered or services have been provided and collection is reasonably assured.

Stock-Based Compensation

Stock-based compensation is accounted for at fair value in accordance with SFAS No. 123 and 123 (R) (ASC 718). To date, the Company has not adopted a stock option plan and has not granted any stock options.

As of December 31, 2010, the Company has not issued any stock-based payments to its employees.

Greenfield FARMS GRASSFED BEEF, INC.
(A DEVELOPMENT STAGE COMPANY)

NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 2010

NOTE 3 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

No accounting standards or interpretations issued or recently adopted are expected to have a material impact on the Company’s financial position, operations or cash flows.

NOTE 4 – STOCK SUBSCRIPTION RECEIVABLE

The subscription receivable was collected on January 18, 2011. See Note 6.

NOTE 5 – ACCRUED EXPENSES

Accrued expenses at December 31, 2010 consisted of amounts owed to the Company’s legal counsel for incorporation costs.

NOTE 6 – COMMON STOCK

The authorized capital of the Company is 1,000,000 common shares with a par value of $ 0.001 per share.

On December 30, 2010, the Company issued 1,000 shares of common stock at in exchange for a stock subscription receivable of $3,000. The receivable was paid in full in cash to the Company on January 18, 2011.  See Note 4.

There were 1,000 shares of common stock issued and outstanding as of December 31, 2010.

NOTE 7 – COMMITMENTS AND CONTINGENCIES

The Company neither owns nor leases any real or personal property. An officer has provided office space without charge. There is no obligation for the officer to continue this arrangement. Such costs are immaterial to the financial statements and accordingly are not reflected herein.

NOTE 8 – SUBSEQUENT EVENTS

In accordance with SFAS 165 (ASC 855-10) the Company has analyzed its operations subsequent to December 31, 2010 to February 28, 2011, the date these financial statements were issued, and has determined that it does not have any additional material subsequent events to disclose in these financial statements.

UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION.

On March 1, 2011, Sweet Spot Games, Inc. completed its acquisition of Greenfield Farms Grassfed Beef, Inc.   For accounting purposes, this business combination will be treated as a reverse acquisition with Greenfield Farms Grassfed Beef, Inc. as the acquirer.  The following unaudited pro forma combined balance sheets and income statements are based on historical financial statements of the companies.  The unaudited pro forma combined financial statements are provided for information purposes only. The pro forma financial statements are not necessarily indicative of what the financial position or results of operations actually would have been had the acquisition been completed at the dates indicated below.  In addition, the unaudited pro forma combined financial statements do not purport to project the future financial position or operating results of the combined company.  The unaudited pro forma combined financial information has been prepared in accordance with the rules and regulations of the Securities and Exchange Commission. For pro forma purposes:

•
The Unaudited Pro Forma Combined Balance Sheet as of December 31, 2010 combines the historical balance sheets of the companies as of December 31, 2010, giving effect to the acquisitions/mergers as if they had occurred on July 1, 2010.

•
The Unaudited Pro Forma Combined Income Statement as of December 31, 2010 combines the historical income statements of the companies as of December 31, 2010, giving effect to the acquisitions/mergers as if they had occurred on July 1, 2010.

SWEET SPOT GAMES, INC.

TABLE OF CONTENTS

DECEMBER 31, 2010

Pro Forma Combined Balance Sheets as of December 31, 2010 (unaudited)	2

Pro Forma Combined Statements of Operations as of December 31, 2010 (unaudited)	3

Notes to the Pro Forma Adjustments	4

SWEET SPOT GAMES, INC.
PRO FORMA COMBINED BALANCE SHEETS (unaudited)
AS OF DECEMBER 31, 2010

ASSETS	Greenfield Farms Grass Fed Beef, Inc.	Sweet Spot Games, Inc.	Eliminations		Total
Current Assets
Cash and cash equivalents	$0	$283,476			$283,476
Prepaid expenses and taxes	0	2,100			2,100
Stock subscription receivable	3,000	0			0
Total Current Assets	3,000	283,576			286,576

Property and Equipment, Net	0	3,284			3,284

Other Assets
Software development costs, net	0	12,000			12,000

TOTAL ASSETS	$3,000	$300,860			$303,860

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities
Accounts payable	$0	$10,800			$10,800
Accrued expenses and taxes	400	0			400
Total Current Liabilities	400	10,800			11,200

STOCKHOLDERS EQUITY
			22,583	a
Common stock	100	30,110	(100	)b	52,693
			(22,583	)a
			(2,900	)b
Additional paid in capital	2,900	1,242,755	3,000	b	1,223,172
Accumulated deficit	(400)	(982,805)	0	b	(983,205)
Total Stockholders’ Equity	2,600	290,060			292,660

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$3,000	$300,860			$303,860

2

SWEET SPOT GAMES, INC.
PRO FORMA COMBINED STATEMENTS OF OPERATIONS (unaudited)
FOR THE PERIODS ENDED DECEMBER 31, 2010

	Greenfield Farms Grass Fed Beef, Inc. (c)	Sweet Spot Games, Inc.(c)	Total

GROSS REVENUES	$0	$266	$266

OPERATING EXPENSES	400	(124,383)	(49,696)
(LOSS) FROM OPERATIONS	(400)	(124,117)	(124,517)

(PROVISION) BENEFIT FOR INCOME TAXES	0	0	0

NET INCOME (LOSS)	$(400)	$(124,117)	$(124,517)

3

SWEET SPOT GAMES, INC.
NOTES TO THE PRO FORMA ADJUSTMENTS (unaudited)
DECEMBER 31, 2010

(a) Issuance of 22,582,500 shares of $.001 par value common stock of Sweet Spot Games, Inc. in exchange for 100% of the issued and outstanding stock of Greenfield Farms Grass Fed Beef, Inc. as of January 1, 2010.

(b) Elimination of equity of Greenfield Farms Grass Fed Beef, Inc. as of January 1, 2010 in exchange for 22,582,500 shares of $0.001 par value common stock of Sweet Spot Games, Inc.

(c) The Sweet Spot Games, Inc. activity is for the period July 1, 2010 – December 31, 2010.  The Greenfield Farms Grassfed Beef, Inc. activity is from December 30, 2010 (inception date) to December 31, 2010.

4

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCK HOLDER MATTERS

The following table contains certain information as of June 30, 2010 as to the number of shares of Common Stock beneficially owned by (i) each person known by the Company to own beneficially more than 5% of the Company’s Common Stock, (ii) each person who is a Director of the Company, (iii) all persons as a group who are Directors and Officers of the Company, and as to the percentage of the outstanding shares held by them on such dates and as adjusted to give effect to this Offering.

Name and Position	Shares	Percentage

Larry Moore, CEO and Chair	20,250,075	67.3%
Gregory Galanis Former CEO and Chair	1,100,000	3.7%
Franklin Lee	1,016,212	3.3%
Robert Byrd	1,016,213	3.3%
Charles Barkley, Counsel	867,500	2.9%
Michael J. Killman, Director	0	0
Bruce Maxim, Director	0	0
Alan Walker, Director	0	0
Art Benjamin, Director	0	0
Gerald Mills, CFO and Director	0	0
Totals	24,250,000	80.5%

The directors, executive officers, their affiliates, and related parties own, directly or indirectly, beneficially and in the aggregate, the majority of the voting power of the outstanding capital of the Company. Accordingly, directors, executive officers and their affiliates, if they voted their shares uniformly, would have the ability to control the approval of most corporate actions, including approving significant expenses, increasing the authorized capital and the dissolution, merger or sale of the Company's assets.

EXECUTIVE COMPENSATION

No compensation was awarded to or paid to any executive officer or director of the Company during the years 2010, 2009, and 2008 other than as shown in the table below.

The following table and the accompanying notes provide summary information for each of the last three fiscal years concerning cash and non-cash compensation paid or accrued.

Summary Compensation Table

Name and principal position (a)	Year (b)	Salary ($)(c)	Bonus ($)(d)	Stock Awards ($)(e)	Option Awards ($)(f)	Non-Equity Incentive Plan Compensation ($)(g)	Nonqualified Deferred Compensation Earnings ($)(h)	All Other Compensation ($)(i)	Total ($)(j)
Greg	2010	$42,462	0	0	0	0	0	0	$42,462
Galanis	2009	$5,558	0	0	0	0	0	0	$5,558
CEO	2008	$0	0	0	0	0	0	0	$0
Gerald Mills	2010	$0	0	0	0	0	0	0	$0
CFO	2009	$0	0	0	0	0	0	0	$0
	2008	$0	0	0	0	0	0	0	$0

Bruce Maxim	2010	$0	0	0	0	0	0	0	$0
Director	2009	$0	0	0	0	0	0	0	$0
	2008	$0	0	0	0	0	0	0	$0
Art Benjamin	2010	$0	0	0	0	0	0	0	$0
Director	2009	$0	0	0	0	0	0	0	$0
	2008	$0	0	0	0	0	0	0	$0

(1) Unless stated otherwise, the business address for each person named is c/o Sweet Spot Games, Inc..

(2) Calculated pursuant to Rule 13d-3(d) (1) of the Securities Exchange Act of 1934

(3) We believe that each individual or entity named has sole investment and voting power with respect to the shares of common stock indicated as beneficially owned by them (subject to community property laws where applicable) and except where otherwise noted.

We have not entered into any other employment agreements with our employees, Officers or Directors. We have no standard arrangements to compensate our directors for their services to us.

Stock Option Plan

We have not implemented a stock option plan at this time and since inception, have issued no stock options, SARs or other compensation. We may decide, at a later date, and reserve the right to, initiate such a plan as deemed necessary by the Board.

MARKET FOR REGISTRANT’S COMMON EQUITY, RELATED STOCKHOLDER MATTERS AND ISSUER PURCHASES OF EQUITY SECURITIES.

Trading Market for Common Equity

There is currently an extremely limited market for the Company's Common Stock, which is traded over-the-counter and quoted from time to time under  the trading symbol “SWTP". The stock has been extremely thinly traded with no trades occurring for significant periods. Consequently, there is currently no established public trading market for the Company's Common Stock.

Future sales of our common stock could put downward selling pressure on our shares, and adversely affect the stock price. There is a risk that this downward pressure may make it impossible for an investor to sell his shares at any reasonable price. Management believes that we currently have approximately 78 holders of common stock as of March 1, 2011.

The Company's Common Stock is traded over-the-counter and quoted from time to time in the OTCBB and Pink Sheets Electronic OTC Markets under the trading symbol "SWTP".

The following table sets forth the range of high and low bid prices as reported by the Pink Sheets Electronic OTC Markets for the periods indicated. Such quotations represent inter-dealer prices without retail markup, markdown, or commission, and may not necessarily represent actual transactions. As of March 1, 2010 the opening bid was $2.25 and the closing bid was $2.25 with the last trade on 2-24-2011 at $3.00 for 500 shares traded.

CALENDAR YEARS	BY QUARTER	BID PRICE
		LOW	HIGH

2010	First	No Bid
	Second	No Bid
	Third	0.025	1.50
	Fourth	1.50	2.00

2011	First	2.00	3.00

Trading in the common stock in the over-the-counter market has been limited and sporadic and the quotations set forth below are not necessarily indicative of actual market conditions. Further, these prices reflect inter-dealer prices without retail mark-up, mark-down, or commission, and may not necessarily reflect actual transactions.

Dividends

We have never paid a cash dividend on our common stock. The payment of dividends may be made at the discretion of our Board of Directors, and will depend upon, among other things, our operations, capital requirements, and overall financial condition. There are no contractual restrictions on our ability to declare and pay dividends.

Number of Holders

As of June 30, 2010, we had 67 common shareholders of record.

Securities Authorized for Issuance under Equity Compensation Plans

As of the date of this Report, we have not authorized any equity compensation plan, nor has our Board of Directors authorized the reservation or issuance of any securities under any equity compensation plan.

Recent Sales of Unregistered Securities

Beginning in June of 2008 and continuing until October of 2008 the Company privately offered up to 500,000 shares of Common Stock to accredited investors at a price of .20 per share.  As part of that private placement we agreed to assert our best efforts to register the shares sold in the private placement provided that at least 75% of the shares offered were sold. The company sold 450,000 shares and closed the offering in October of 2008.

The securities offered in both private placements, including the common stock, sold in reliance upon the exemption from registration contained in Section 4(2) of the Securities Act and Regulation S and Regulation D promulgated thereunder, which exempt transactions by an issuer not involving any public offering. The issuance of the shares was undertaken without general solicitation or advertising. Each purchaser of the shares represented in the purchase agreement, among other things, that (a) it was an "accredited investor", as defined in Regulation D promulgated under the Securities Act of 1933, (b) it had obtained sufficient information from us to evaluate the merits and risks of an investment in the shares of our common stock and (c) it was acquiring the shares of our common stock for investment purposes and not with a view to any public resale or other distribution in violation of the Securities Act of 1933 or the securities laws of any state. In addition, the stock certificate representing these shares contained a legend that they are restricted securities under the Securities Act of 1933. These securities may not be offered or sold in the United States in the absence of an effective registration statement or exemption from the registration requirements under The Securities Act.

From time to time the Company,s former CEO sold certain of his restricted shares in privately offered transactions to non-U. S. persons under exemptions afforded by Regulation S at prices of .20 per share to .40 per share. The former CEO contributed the proceeds of these sales as capital to the company. The former CEO agreed that the contributions to capital were for Company operations without expectation of repayment or reimbursement.

LEGAL PROCEEDINGS.

We are not presently involved in any litigation that is material to our business. We are not aware of any pending or threatened legal proceedings. In addition, none of our officers, directors, promoters or control persons has filed or been involved for the past five years:

- in any conviction of a criminal proceeding or involved in a pending criminal proceeding (excluding traffic violations and minor Offenses)
- is subject to any order, judgment or decree enjoining, barring
Suspending or otherwise limiting their involvement in any type of business, securities, or banking activities,
- Or  has  been  found  to  have violated a federal or state securities or commodities law.

In 2007, the Company’s former CEO and Chair, Mr. Galanis filed for protection from creditors under an applicable section of the Canadian bankruptcy laws. The case is under the file name, Estate of Gregory Galanis, Case Number: 35-1058528. Mr. Tim Carson was appointed as the Trustee. Discharge was completed on January 15, 2009.

In 2010 the Company’s CEO and Chair, Mr. Larry Moore, pled guilty to a misdemeanor charge under the securities laws of the State of South Carolina. Mr. Moore agreed to 150 hours of community service and rescission of certain sales of securities in South Carolina, which he performed and discharged in 2010.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers

DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS, AND CONTROL PERSONS

As a result of the change, the officers and directors of Sweet Spot are expected to change. The Company’s CEO and Chairman since inception, Gregory Galanis, has tendered his resignation and will be replaced by Mr. Larry Moore, the CEO and Chair of Greenfield.

The newly constituted officers and directors are as follows:

Directors and Executive Officers.

Name	Age	Title	Date of Appointment	% of Time Devoted
Larry Moore	52	CEO, Director	March 1, 2011	100%

Donna Moore	45	VP	March 1, 2011	100%

Michael J. Killman	64	Director	March 1, 2011	5%

Alan Walker		Director	March 12011	5%

Bruce R. Maxim	57	Director	Inception	5%

Gerald W. Mills	58	CFO, Director	Inception	10%

Art Benjamin	73	COO	Inception	5%

Scott Vuncannon	52	Director	March 1, 2011	5%

Gregory B. Thompson		Director	March 1, 2011	5%

Our Bylaws provide that we shall have that number of directors determined by the majority vote of the board of directors. Currently we have two directors. Each director will serve until our next annual shareholder meeting. Directors are elected for one-year terms. Our Board of Directors elects our officers at the regular annual meeting of the Board of Directors following the annual meeting of shareholders. Vacancies may be filled by a majority vote of the remaining directors then in office. Our directors and executive officers are as follows:

Larry Moore is an experienced veteran of private and corporate level executive management and consulting. As the founder of Voltage Control Systems, Inc. in 1991 Mr. Moore carved out a niche market within the cable industry while simultaneously setting the initial standards for headend electrical surge suppression many of which are still used today in the CATV industry. Mr. Moore developed long standing relationships with major cable companies and cultivated those in the start up of MacroDyne Power, a technology firm developing on-line solid state power supplies for the transmission of digital data on broadband hybrid fiber /coaxial networks and network user interface equipment for the delivery of broadband signals to the home. The company’s clients included Time Warner, Comcast, Bell South, and AT&T, Liberty Media and virtually every major telephone and cable companies worldwide. The company participated in joint development projects with Cisco, Northern Telecom, Alcatel and Lucent Technologies under Mr. Moore’s leadership. Mr. Moore left MacroDyne in 2002 upon selling his equity interest to the partnership to pursue other cable related interest that did not conflict with his former company. Mr. Moore spent a considerable amount of his youth on a cattle and tobacco farm in Eastern NC.

Donna Moore       Age 45           Vice President – Director

Ms. Moorebrings sales, marketing, merchandising and purchasing experience to the management team. As a grocery buyer for Food Lion she was responsible for the purchasing of multiple categories of products for over 1200 Food Lion stores and interfaced with companies such as Sara Lee, Johnson & Johnson, Dole and Quaker. As a buyer she performed the additional function of integrating the sales and marketing programs of the manufacturers with those of Food Lion. While with Morton International she was responsible for the marketing implementation of one of the worlds most recognized logos “the Morton Salt Girl” with grocery chains such as Food Lion, Harris Teeter, Lowe’s Foods, MDI and others including product placement, merchandising displays, co-op advertising and internal and external cooperative retail and manufacturer promotions. Mrs. Moore is skilled in website design, management and implementation of ecommerce. Mrs. Moore was raised on a 100 acre working farm in Stanly County NC raising Black Angus beef cattle.

Michael J. Killman       Age 64      Director

Michael J. Killman currently serves as the principal in-charge of Killman, Murrell & Company, P.C. a Texas Certified Public Accounting firm , which is registered with PCAOB. Mr. Killman has forty (40) years of experience in auditing publicly trade businesses. In addition he serves on the boards of a oilfield construction company and a heat exchanger manufacturer. He is also the President, Chief Financial Officer and Director of Energen Resources, Inc., a company currently involved in the SEC registration process.

From 1987 to date, Mr. Killman has been in charge of Killman, Murrell & Company, P. C.’s financial statement audit activities. He is a Certified Public Accountant in the states of Texas, North Carolina and Florida. He holds a B.B.A. and M.S. degrees in accounting from Texas Tech University, in 1969 and 1971 respectively. Mr. Killman is a member of the American Institute of Certified Public Accountants, state and local chapters of the Texas Society of Certified Public Accountants and the International Association of Practicing Accountants.

Alan Walker        Director

Mr. Alan Walker is a seasoned financial specialist with over eighteen years experience in the commercial financial arena. Alan has extensive experience in commercial finance with particular expertise in commercial real estate finance. Mr. Walker founded First Strategic Capital NC, LLC and serves as president. His company First Strategic Capital NC, LLC delivers commercial financial services that include structuring senior debt, syndications, mezzanine debt, and equity to a large array of clientele throughout the southeast. He served as senior vice president of a Chicago bank where he directed efforts for the eastern region of the United States. Prior to his role as an entrepreneur Mr. Walker represented two separate banks in the Charlotte, NC region, First Charter Bank and Central Carolina Bank in the capacity of Vice President Commercial Lender, delivering commercial lending in the markets he served.

Mr. Walker has also worked as consultant to community banks while employed with Banking Solutions, a Dallas Texas based asset based lending firm. In this role Mr. Walker Trained personnel and developed accounts for an asset based lending program encompassing a three state region and twelve separate community banks throughout the region. Mr. Walker attended Lagrange College in Lagrange Ga. Mr. Walker has made commercial finance his career for the past eighteen years and has continued to enhance his skills through numerous banking schools and continuing education curriculums. He has senior level credit skills to assess and clearly identify opportunities as well as the risk for the projects under consideration. Mr. Walker enjoys a solid following of an extensive client base who regularly call on him for financial advice and services. Prior to his banking career Mr. Walker enjoyed much success in a sales career that provided him valued experience of relationship building, negotiation, and self reliance. Mr. Walker states that honesty and integrity are paramount in his method of business and life practice. Mr. Walker has been involved in numerous business and networking organizations over the years and is a past president of Metrolina Business Council.

Mr. Walker is an active and participant member of Lakeview Baptist Church. He has been a Charlotte area resident since 1990 and currently lives in the suburb of “Fairview” just east of Charlotte, NC.

Bruce R. Maxim- Chief Technology Officer and Director, Age 57.

Since September 19, 1991 Dr. Maxim has been an associate professor of the Computer and Information Science Department at the University of Michigan- Dearborn. Dr. Maxim earned his Bachelor's of Science and Master's Degree in Mathematics Education from the University of Michigan in 1973 and 1974 respectively.

He was employed by the University of Michigan as a Programmer, Programmer Analyst and Senior Programmer Analyst from 1978 to 1984. In 1984 he became a Visiting Assistant Professor at the University of Michigan in the Department of Mathematic and Statistics and Information Science Program. He was promoted to associate professor in September, 1991.

Dr Maxim has written extensively in the field of game design, game development, and object oriented programming. His work has been recently published in the 37th Annual Frontiers in Education Conference, Proceedings of the 2006 IEEE Frontiers in Education Conference, the Annual Meeting of the Association for Engineering Education, in The Internet Encyclopedia.

He is a frequent speaker, reviewer, and collaborator in the field of computer science, computer science education, and software engineering.

Dr. Maxim serves on and "as needed basis” and does not expect to spend more than a small portion of his time in the business of the company.

Gerald W. Mills, 58, FCA, Collins Barrow KMD, London. Chief Financial Officer and Director.

Gerald Mills, a member of the Institute’s Council since 2004, is a Partner at Collins Barrow KMD LLP in London.

A Chartered Accountant since 1973, Gerry was elected a Fellow of the Ontario Institute in 2003. Active in the profession, Gerry served as Vice-Chair of Council, Chair of the Finance Committee and has been a member of the Bylaws Review Committee.  He has also served as both Chair and member of the Institute's Professional Conduct Committee. In addition, he has been a member of the Practice Inspection Committee.

Gerry is a Director of the London Chamber of Commerce, was its Honorary Treasurer for 2006 through to 2008 and a member of its Executive Committee. He is currently Vice-Chair of the Board of Directors of Compassion Canada, as well as Chair of its Finance Committee.

Active in the community, Gerry has been both Director and Chair of the Head Injury Association of London and District, and is a founding member of his community church.

Scott B. Vuncannon, 52,  Director.

Scott B. Vuncannon currently serves as CEO of Refreshment Services Inc. and is the Managing Member of J&M Investments LLC. And Morning Glory Farm LLC. Mr. Vuncannon was formerly National Accounts Manager for Revlon Beauty Care of North America from 1982 to 1997 and was responsible for National Account Sales in the Food and Drug Channels.

From 1995 to date Mr. Vuncannon founded and has managed Refreshment Services Inc. as the largest privately held Vending, Coffee and Food Service Business in the Charlotte Regional area. He holds a BSBS in Marketing from Western Carolina University in 1989. Mr. Vuncannon is a past Board Member of the North Carolina Vending Association and Member of the National Automatic Merchandising Association.

Gregory B. Thompson        Director.

Gregory B. Thompson currently serves as Managing Director of GB Thompson and Associates LLC, a consulting practice focused on serving the financial needs of community banks in the Carolinas.  Greg has specialized in the financial services industry as a finance professional for over 20 years. His experience includes M&A, due diligence, integration, managing the budget for the nation’s fourth largest financial services company, large scale project management, management reporting, and CFO responsibilities for P&L businesses as well as support organizations. Greg left Wells Fargo in August, 2009 to establish a consulting practice focused on improving operating efficiency and effectiveness for small to medium sized financial services companies.

Greg holds a bachelor of science in accounting from Louisiana Tech University and became a Certified Public Accountant in 1986 and a Certified Management Accountant in 1991.
He spent three years in public accounting with Ernst and Whinney in New Orleans before joining First Union National Bank in Charlotte.  Greg has a wide breadth of experience through his work with regional and national banks such as AmSouth, Wachovia, and Wells Fargo.  Greg is a member in good standing with the American Institute of Certified Public Accountants and the Institute of Management Accountants.

Greg is active in his community and has served as a member, treasurer, and chairman of several non-profit boards, community groups and church governing bodies.

Legal Proceedings

No officer, director, or persons nominated for such positions and no promoter or significant employee has been involved in legal proceedings that would be material to an evaluation of our management.

Independence

The board of directors is currently composed of four members, one of whom, Gregory Galanis, is a member of the management of Sweet Spot. The OTC Bulletin Board does not have rules regarding director independence. The following directors, Bruce Maxim, Gerald Mills and Art Benjamin, are considered “independent” as defined under the rules of the NASDAQ Stock Market. Accordingly, only one member of the board is an independent director under the NASDAQ definition.

Audit Committee

We do not have a separately designated standing audit committee. Pursuant to Section 3(a) (58) (B) of the Exchange Act, the entire Board of Directors acts as an audit committee for the purpose of overseeing the accounting and financial reporting processes, and audits of our financial statements. The Commission recently adopted new regulations relating to audit committee composition and functions, including disclosure requirements relating to the presence of an "audit committee financial expert" serving on its audit committee. In connection with these new requirements, our Board of Directors examined the Commission's definition of "audit committee financial expert" and concluded that we do not currently have a person that qualifies as such an expert. We have had minimal operations for the past two (2) years. Presently, there are only four (4) directors serving on our Board, and us are not in a position at this time to attract, retain and compensate additional directors in order to acquire a director who qualifies as an "audit committee financial expert", but we intend to retain an additional director who will qualify as such an expert, as soon as reasonably practicable. While neither of our current directors meets the qualifications of an "audit committee financial expert", each of our directors, by virtue of his past employment experience, has considerable knowledge of financial statements, finance, and accounting, and has significant employment experience involving financial oversight responsibilities. Accordingly, we believe that our current directors capably fulfill the duties and responsibilities of an audit committee in the absence of such an expert.

Code of Ethics

We have adopted a code of ethic (the "Code of Ethics") that applies to our principal chief executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Code of Ethics is being designed with the intent to deter wrongdoing, and to promote the following:

•	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships

•
Full, fair, accurate, timely and understandable disclosure in reports and documents that a small business issuer files with, or submits to, the Commission and in other public communications made by the small business issuer

•	Compliance with applicable governmental laws, rules and regulations

•	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code

•	Accountability for adherence to the code

Section 16(a) Beneficial Ownership Reporting Compliance

Under Section 16(a) of the Exchange Act, all executive officers, directors, and each person who is the beneficial owner of more than 10% of the common stock of a company that files reports pursuant to Section 12 of the Exchange Act, are required to report the ownership of such common stock, options, and stock appreciation rights (other than certain cash-only rights) and any changes in that ownership with the Commission. Specific due dates for these reports have been established, and we are required to report, in this Form 10-K, any failure to comply therewith during the fiscal year ended December2009. We believe that all of these filing requirements were satisfied by our executive officers, directors and by the beneficial owners of more than 10% of our common stock. In making this statement, hawse have relied solely on copies of any reporting forms received by it, and upon any written representations received from reporting persons that no Form 5 (Annual Statement of Changes in Beneficial Ownership) was required to be filed under applicable rules of the Commission.

INDEMNIFICATION OF DIRECTORS AND OFFICERS.

The Company’s Articles and Bylaws permit the Company to indemnify to the fullest extent permitted by, and in the manner permissible under the laws of the State of Delaware, any person made, or threatened to be made, a party to an action or proceeding, whether criminal, civil, administrative or investigative, including an action involving liability under the Securities Act of 1933, as amended, by reason of the fact that he is or was a director or officer of the Company., or served any other enterprise as director, officer or employee at the request the Company.  The Board of Directors, in its discretion, shall have the power on behalf of the Company to indemnify any person, other than a director or officer, made a party to any action, suit or proceeding by reason of the fact that he/she is or was an employee of the Company

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to our directors, officers and controlling persons, we have been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities, other than the payment by us of expenses incurred or paid by our directors, officers or controlling persons in the successful defense of any action, suit or proceedings, is asserted by such director, officer, or controlling person in connection with any securities being registered, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to court of appropriate jurisdiction the question whether such indemnification by us is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issues.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired

1.	Unaudited pro forma financial statements of Sweet Spot Games, Inc. and subsidiaries for the period ended December 31, 2010.

2.	Audited financial statements of Greenfield Farms Grassfed Beef, Inc. as of December 31, 2010.

(c)	Exhibits

Exhibit Number	Exhibit Description	Footnote Reference

10.1	Plan of Exchange dated May 1, 2011 by and among Sweet Spot Games, Inc. and Greenfield Farms Grassfed Beef, Inc.	*

17	Resignation of Director	*

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 3, 2011

Sweet Spot Games, Inc.

By:	/s/ Larry Moore

Name:	Larry Moore